EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 11-K, into Dendrite International, Inc.'s previously filed Registration Statement File No. 333-19141


                                             ARTHUR ANDERSEN LLP



Philadephia, Pa.
October 18, 1999